CLASSIFIED – INTERNAL USE First Quarter 2017 Results May 16, 2017

2CLASSIFIED – INTERNAL USE Forward-Looking Statements Forward-looking statements in this presentation regarding the Company’s strategic initiatives, future performance, off-premise sales, marketing campaign, earnings per share, interest expense, statements under the heading “Outlook for 2017” and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “anticipate,” “intend,” “plan,” “project” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date, and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company’s business improvement initiatives; the ability to fulfill planned expansion and restaurant remodeling; the effectiveness of marketing strategies and initiatives to achieve restaurant sales growth; the cost and availability of key food products, labor, and energy; the ability to achieve anticipated revenue and cost savings from new technology systems and tools in the restaurants and other initiatives; the ability to increase to-go and other off-premise sales; availability of capital or credit facility borrowings; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; federal, state, and local regulation of the Company’s business; and other risk factors described from time to time in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission. This presentation may also contain non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company’s financial performance, identifying trends in results, and providing meaningful period- to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q1 press release posted on redrobin.com.

3CLASSIFIED – INTERNAL USE Red Robin Q1-2017 Results • Total revenues increased 4.1% • Comparable restaurant revenue down 1.2% (using constant currency rates) • Restaurant-level operating profit(1) was 20.7% compared to 22.5% in the prior year • Adjusted EBITDA(1) was $45.8 million • Diluted earnings per share were $0.89 compared to $1.03 in Q1 2017. Adjusted diluted EPS(1) were $0.89 compared to $1.27 in the prior year • Opened 5 new Red Robin® restaurants and reopened one unit (1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.

4CLASSIFIED – INTERNAL USE Separating Red Robin from the Pack • Upping our game on everyday value leads to traffic outperformance of 120 bps(1) • Reinforcing Gourmet Burger Authority -- “Let’s Burger/Red Robin Yummm!” Campaign • Building awareness, investing to meet growing To-Go demand • Online ordering now at all corporate locations • Evaluating delivery solution that meets Red Robin’s high standards for quality & service (1) Source: Black Box Intelligence

5CLASSIFIED – INTERNAL USE Meeting Growing Off-Premise Demand

6CLASSIFIED – INTERNAL USE Delivering a Superior Guest Experience • Continuing gains in speed of service • Achieving consistently strong Net Promoter Scores • Improving food-to-table times • Retaining Team Members at record levels

7CLASSIFIED – INTERNAL USE Cyber Security Commitment to our Guests We recognize the importance of data security to our Guests, so we use internal resources and external expertise to help protect Guest data and help prevent the occurrence of data breaches. In the event of a data breach relating to information in Red Robin’s possession: • We will share details about a data breach impacting our Guests when we have complete and accurate information. • We will take reasonable efforts to communicate with you if your credit card or other personal information has been compromised. We will: • Attempt to notify you by email, mail or telephone within 30 days, if we have your contact information, or • Post information on our website about the data breach. • We will cooperate with law enforcement in their investigation of a suspected data breach. • We will provide impacted Guests who have had fraudulent accounts opened in their name with the opportunity to register for free credit monitoring for 2 years. • We will provide impacted Guests with the opportunity to receive free identity theft restoration services. • We will provide impacted Guests with the opportunity to register for identity theft insurance in the amount of $1 million to reimburse them for any financial loss. • We will reimburse impacted Guests for reasonable non-insurable out-of-pocket expenses incurred as a result of a data breach.

CLASSIFIED – INTERNAL USE 8 Financial Update

9CLASSIFIED – INTERNAL USE Q1-17 Sales Highlights Q1-17 (16 Weeks) Q1-16 (16 Weeks) Change Restaurant revenue $413.5 million $396.8 million 4.2% Total company revenues $418.6 million $402.1 million 4.1% Company-owned comp revenue(1) -1.2% -2.6% Price/Mix 0.5% 1.5% Guest counts -1.7% -4.1% Franchised comp revenue -3.3% 0.0% Company avg. weekly revenue/unit(1) – total $55,408 $56,019 -1.1% Company avg. weekly revenue/unit(1) – comp $56,342 $57,024 -1.2% Avg. weekly restaurant level operating profit/unit(1) – comp $11,783 $13,053 -9.7% Red Robin operating weeks 7,462 7,088 5.3% Net Sales/ sq. ft (TTM) $447 $461 -3.0% (1) Calculated at constant currency rates.

10CLASSIFIED – INTERNAL USE Comparable Restaurant Revenue Trend(1) 3.1% 2.9% 3.5% -2.0% -2.6% -3.2% -3.6% -4.3% -1.2% -4.5% -2.5% -0.5% 1.5% 3.5% 5.5% Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 (1) Calculated at constant currency rates.

11CLASSIFIED – INTERNAL USE 23.0% 22.5% 21.6% 21.9% 22.5% 20.9% 18.6% 19.0% 20.7% 16.0% 17.0% 18.0% 19.0% 20.0% 21.0% 22.0% 23.0% 24.0% 25.0% Q1 Q2 Q3 Q4 2015 2016 2017 Restaurant Level Operating Profit (1) Margins 11 (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

12CLASSIFIED – INTERNAL USE Q1-17 Restaurant Results 12 % of Restaurant Revenue Q1-17 % of Restaurant Revenue Q1-16 Favorable (Unfavorable) Cost of sales 22.9% 23.3% 40 bps Labor 35.2% 33.5% (170 bps) Other operating 13.2% 12.5% (70 bps) Occupancy 8.0% 8.2% 20 bps Restaurant Level Operating Profit(1) 20.7% 22.5% (180 bps) (1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

13CLASSIFIED – INTERNAL USE $45.5 $33.6 $30.0 $34.3 $48.9 $33.5 $26.8 $29.2 $45.8 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 Q1 Q2 Q3 Q4 2015 2016 2017 Adjusted EBITDA(1)(2) ($ in millions) 13 (1) See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss) (2) To conform with current period presentation and to provide an EBITDA measure comparable to other companies in our industry, stock-based compensation is included in EBITDA in all prior periods presented.

14CLASSIFIED – INTERNAL USE Adjusted Earnings Per Diluted Share $1.10 $0.78 $0.58 $0.86 $1.27 $0.75 $0.38 $0.35 $0.89 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 $1.35 Q1 Q2 Q3 Q4 2015 2016 2017 14 See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share

15CLASSIFIED – INTERNAL USE Outlook for 2017 • Diluted EPS projected to be from $2.80 to $3.10, with approximately 45% expected in the first half of 2017 and 55% during second half of 2017 • Interest expense for 2017 of approximately $10 million Note on Guidance Policy: The Company intends to provide only annual guidance as it relates to revenues, comparable restaurant revenue growth, operating weeks associated with locations opened, cost of sales and restaurant labor costs as a percentage of restaurant revenue, other operating expenses (other than interest expense), depreciation and amortization, general and administrative expense, selling expense, pre-opening expense, income tax rate, EBITDA, earnings per diluted share, overall capital expenditures and restaurant openings and closings. The Company intends to only provide updates if there is a material change versus the previously communicated guidance.

16CLASSIFIED – INTERNAL USE In Closing 16

17CLASSIFIED – INTERNAL USE Thank you to all of our Team Members! 17

CLASSIFIED – INTERNAL USE 18 Appendix

19CLASSIFIED – INTERNAL USE Adjusted Net Income(1) $15.6 $11.2 $8.3 $12.0 $17.6 $10.3 $5.0 $4.5 $11.6 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 Q2 Q3 Q4 2015 2016 2017 ($ in millions) 19 (1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss)

20CLASSIFIED – INTERNAL USE $36.0 $31.3 $34.0 $39.6 $42.5 $24.6 $27.6 $4.3 $70.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 Q1 Q2 Q3 Q4 2015 2016 2017 Cash Flow from Operations ($ in millions) 20

21CLASSIFIED – INTERNAL USE Q1-17 Commodity Update 21 % of Total COGS in Q1-17 Market vs. Contract Ground beef 12.6% Market Steak fries 11.2% 100% contracted through 10/17 Poultry 10.0% 100% contracted though 1/18 Meat 7.7% Bacon 80% through 6/17; Prime rib 100% through 10/17 Produce 7.6% 70% contracted through 10/17 Bread 6.4% 100% contracted through 6/17 Seafood 2.9% Cod and Shrimp 100% contracted through 6/17 Fry oil 1.7% 100% contracted through 9/17

22CLASSIFIED – INTERNAL USE Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share 22 ($ in thousands, except per share data) 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income (loss) as reported $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 Adjustments to net income (loss): Asset impairment and restaurant closure costs - - - 581 825 3,860 9,321 20,420 - Litigation contingencies - - - - 3,900 - - - - Reorganization costs - - - - - - - 1,322 - Change in estimate for gift card breakage (1,369) - - - - - - - - Income tax (expense) benefit of adj. 439 - - (227) (1,356) (1,153) (2,993) (8,470) - Adjusted net income $ 15,635 $ 11,166 $ 8,282 $ 12,045 $ 17,594 $ 10,259 $ 5,028 $ 4,520 $ 11,567 Diluted net income (loss) per share(1): Net income (loss) as reported $ 1.16 $ 0.78 $ 0.58 $ 0.84 $ 1.03 $ 0.55 $ (0.10) $ (0.68) $ 0.89 Adjustments to net income (loss): Asset impairment and restaurant closure costs - - - 0.04 0.06 0.28 0.70 1.58 - Litigation contingencies - - - - 0.28 - - - - Reorganization costs - - - - - - - 0.10 - Change in estimate for gift card breakage (0.09) - - - - - - - - Income tax (expense) benefit of adj. 0.03 - - (0.02) (0.10) (0.08) (0.22) (0.65) - Adjusted EPS - diluted $ 1.10 $ 0.78 $ 0.58 $ 0.86 $ 1.27 $ 0.75 $ 0.38 $ 0.35 $ 0.89 (1) For the third and fourth quarters of 2016, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income. In the fourth quarter of 2016, the calculation for Asset impairment and restaurant closure costs includes $0.01 related to the effect of the diluted shares on net loss per share as reported.

23CLASSIFIED – INTERNAL USE Restaurant Level Operating Profit Reconciliation to Income from Operations and Net Income (Loss) ($ in thousands) 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Restaurant revenue $ 388,509 $ 288,704 $ 279,496 $ 282,189 $ 396,770 $ 302,117 $ 293,858 $ 287,924 $ 413,451 Restaurant operating costs(1): Cost of sales 97,950 71,665 68,197 66,825 92,325 70,831 69,447 65,646 94,607 Labor 124,356 93,513 92,097 93,551 132,984 102,847 102,294 101,107 145,519 Other operating 46,584 35,356 36,144 36,260 49,708 40,275 42,463 41,531 54,680 Occupancy 30,147 23,210 22,804 23,846 32,498 24,905 25,121 24,884 33,119 Restaurant-level operating profit 89,472 64,960 60,254 61,707 89,255 63,259 54,533 54,756 85,526 Add – Franchise royalties, fees, and other revenue 6,392 4,275 3,916 4,111 5,356 3,432 3,449 3,535 5,106 Deduct – Other operating: Depreciation and amortization 23,003 17,260 18,618 18,493 23,951 19,159 21,468 22,117 28,044 General and administrative expenses 34,995 23,044 23,709 21,257 31,980 19,972 20,328 19,015 30,913 Selling 13,066 11,082 7,899 8,027 11,408 11,047 8,718 9,169 12,362 Pre-opening and acquisition costs 955 1,369 2,239 2,445 2,372 2,238 2,382 1,033 1,855 Other charges(2) - - - 581 4,725 3,860 9,321 21,742 - Total other operating 72,019 52,755 52,465 50,803 74,436 56,276 62,217 73,076 73,174 Income (loss) from operations 23,845 16,480 11,705 15,015 20,175 10,415 (4,235) (14,785) 17,458 Interest expense, net and other 1,060 904 1,098 747 1,638 1,486 1,612 2,046 2,984 Income tax expense (benefit) 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) (8,079) 2,907 Total other 7,280 5,314 3,423 3,324 5,950 2,863 (2,935) (6,033) 5,891 Net income (loss) $ 16,565 $ 11,166 $ 8,282 $ 11,691 $ 14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 (1) Excluding depreciation and amortization, which is shown separately. (2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation. See condensed consolidated statement of operations in Exhibit 99.1 for explanation of Other charges.

24CLASSIFIED – INTERNAL USE EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss) 24 2015 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Net income (loss) as reported $16,565 $ 11,166 $ 8,282 $11,691 $14,225 $ 7,552 $ (1,300) $ (8,752) $ 11,567 Adjustments to net income (loss): Income tax expense (benefit) 6,220 4,410 2,325 2,577 4,312 1,377 (4,547) (8,079) 2,907 Interest expense, net 1,088 805 777 959 1,655 1,555 1,822 2,161 3,249 Depreciation and amortization 23,003 17,260 18,618 18,493 23,951 19,159 21,468 22,117 28,044 EBITDA(1) $ 48,322 $ 33,641 $ 30,002 $ 33,720 $ 44,143 $ 29,643 $ 17,443 $ 7,447 $ 45,767 Asset impairment and restaurant closure costs - - - 581 825 3,860 9,321 20,420 - Litigation contingencies - - - - 3,900 - - - - Reorganization costs - - - - - - - 1,322 - Change in estimate for gift card breakage (1,369) - - - - - - - - Adjusted EBITDA $ 45,507 $ 33,641 $ 30,002 $ 34,301 $ 48,868 $ 33,503 $ 26,764 $ 29,189 $ 45,767 ($ in thousands) (1) To conform with current period presentation and to provide an EBITDA measure comparable to other companies in our industry, stock-based compensation was excluded from EBITDA in all prior periods presented.